UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2022

CLEAN COAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50053	26-1079442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

295 Madison Avenue (12th Floor), New York, NY 10017

(Address of principal executive office)

Registrant's telephone number, including area code: (646) 727-4847

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Common	CCTC	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Securities Holders.

Clean Coal Technologies, Inc. (the “Company”) held an Annual Meeting of Stockholders (“Annual Meeting”) on Tuesday, December 28, 2021, at 10:00 am Eastern Time at Marriot Hotel , 243 Tresser Blvd. Stamford, CT 06901 . A quorum of 224,979,605 shares was voted in person, by proxy or through Broadridge tabulation voting process for the Annual Meeting.

The Company’s stockholders voted on six proposals at the Annual Meeting, which are listed below and are described in greater detail in the Company’s definitive proxy statement, as filed with the Securities and Exchange Commission on November 18, 2021 (“Definitive Proxy Statement”). Other than the six proposals presented to Company stockholders at the Annual Meeting, no other item was submitted at the Annual Meeting for stockholder action.

The six proposals presented to the Company’s stockholders at the Annual Meeting and the voting results for such proposals are as follows:

1.                   Election of Directors. Each of the four nominees for director, as listed in the Definitive Proxy Statement, was elected by the Company stockholders to serve until the 2022 Annual Meeting of Stockholders. The voting results were as follows:

	For	Against or Withheld
Robin Eves	124,477,183	14,078,759
Aiden Neary	113,654,892	24,901,050
Tom Shreve	126,028,161	12,527,781

2.                  Advisory Vote on Executive Compensation (“Say-on-Pay”). The compensation of the Company’s named executive officers was approved by the Company’s stockholders, on a non-binding, advisory basis, having received the following votes:

For	Against	Abstentions	Broker Non-Votes
112,165,041	19,157,255	7,233,646	86,423,663

3.                  Advisory Vote on Frequency of Stockholder Advisory Vote on Compensation (“Say-on Pay Frequency”). The Company’s stockholders approved, on a non-binding, advisory basis, to have an annual advisory vote on executive compensation of named executive officers. The voting results of this proposal were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
118,955,912	6,257,656	5,672,093	7,233,646	86,423,663

4.                  Ratification of Independent Auditor. The appointment of MaloneBailey, LLP as the Company’s independent auditor for the Company’s fiscal year ending December 31, 2021 was ratified by the Company’s stockholders, having received the following votes:

For	Against	Abstentions
212,921,802	2,278,759	9,779,044

5.                  To effect a reverse spilt of common stock. Amendment to the company’s articles of incorporation to effect a reverse stock split of our common stock at a specific ratio within a range of from 1 for 25 to 1 for 100 and to grant authorization to the board of directors to determine, at its discretion, the timing and the specific ratio of the reverse split;

For	Against	Abstentions
187,496,695	22,363,975	15,118,935

6.                  To effect a change to the company name.  Amendment to the company’s articles of incorporation to change the name of the company and to grant authorization to the board of directors to determine, at its discretion, the new name of the company and the timing of the name change;

For	Against	Abstentions
213,103,302	4,135,073	7,741,230

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: January 11, 2022

CLEAN COAL TECHNOLOGIES, INC.

By: /s/ Robin Eves

Robin Eves

Chief Executive Officer